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                                                                   EXHIBIT 10.70


     THE OFFER AND SALE OF THE SECURITIES REFERRED TO IN THIS AGREEMENT (THE "OFFERING") HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND SUCH SHARES ARE BEING OFFERED AND SOLD IN RELIANCE ON THE EXEMPTION FROM THE SECURITIES REGISTRATION AND QUALIFICATION REQUIREMENTS OF THE ACT AND SUCH LAWS OFFERED BY REGULATION S (PROMULGATED UNDER THE ACT). ACCORDINGLY, THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION AND QUALIFICATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS THEN AVAILABLE. THE OFFER AND SALE OF THE SECURITIES EFFECTED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING.


                            COMMITMENT FEE AGREEMENT


     THIS COMMITMENT FEE AGREEMENT ("Agreement") effective as of December 31, 1998 between CONSOLIDATED CAPITAL OF NORTH AMERICA, INC., a Colorado corporation (the "Company") and the entities set forth on Schedule I hereto (each, a "Lender" and collectively the "Lenders").

                                     RECITAL

     WHEREAS, the Lenders provided a standby commitment of $1,000,000 to the Company (the "Commitment"); and

     WHEREAS, the Company has agreed to reimburse the Lenders for the expenses of the Lender relating to the Commitment and to pay a commitment fee on the terms set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, the Company and the Lenders agree as follows:

     1. COMMITMENT FEE. In consideration of providing the Commitment, the Company shall issue to the Lenders set forth on Schedule I hereto and in the denominations set forth on Schedule I hereto (a) Warrants to purchase 1,000,000 shares of the Company's Common Stock par value $.0001 per share (the "Common Stock") having the terms set forth in Exhibit A attached hereto

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(the "Exhibit A Warrants") and (b) Warrants to purchase 1,000,000 shares of
Common Stock having the terms set forth in Exhibit B attached herein (the "Exhibit B Warrants"). The Exhibit A Warrants and the Exhibit B Warrants are collectively referred to herein as the "Warrants."

     2. EXPENSE REIMBURSEMENT. The Company shall compensate the Lenders for expenses relating to the Commitment by (a) providing a credit in the amount of $75,000 (the "Warrant Exercise Credit") which may be used by the holder of the Exhibit A Warrant solely as the consideration for purchasing Warrant Shares (as such terms is defined in Section 3.1 (d)) as set forth in the Exhibit A Warrant and (b) 250,000 shares of Common Stock of the Company (the "Compensation Shares").

     3.   REPRESENTATIONS AND WARRANTIES.

     3.1 Representations and Warranties of the Company. The Company represents and warrants that:

          (a) Existence. The Company is a corporation duly organized and in good standing under the laws of the State of Colorado and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

          (b) Authority. The execution and delivery by the Company of this Agreement and the Warrants (i) are within the Company's corporate powers;
     (ii) are duly authorized by the Company's board of directors; (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any law or laws; (v) do not require any governmental consent, registration or approval; (vi) do not contravene any contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

          (c) Binding Effect. This Agreement and the Warrants have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (d) Capitalization. The authorized capital stock of the Company as of December 28, 1998 consists of 200,000,000 shares of Common Stock, par value $.0001 per share, 47,984,384 shares of which were issued and outstanding on December 28, 1998 and 10,000,000 shares of Preferred Stock, par value $.01 per share, of which the following Preferred Shares were authorized, issued and outstanding on December 28, 1998; Series A Preferred Shares, par value $1.00 per share, authorized 1,000,000 shares, 744,000


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     shares issued and outstanding; Series B Preferred Shares, par value $1.00 per share, authorized 1,000,000 shares, 449,000 shares issued and outstanding; Series C Preferred Shares, stated value $10,000 per share, authorized 200 shares, 0 shares issued and outstanding; Series D Preferred Shares, stated value of $10,000 per share, authorized 350 shares, 0 shares issued and outstanding; and Series E Preferred Shares, stated value $10,000 per share, authorized 140 shares, 0 shares issued and outstanding. The shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Compensation Shares are not subject to preemption rights and have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and shall be free of any and all encumbrances, claims, security interests or any other rights or interests of third parties whatsoever. The Company shall at all times have authorized, reserved and set aside a sufficient number of shares of Common Stock for the exercise of the Warrants. The Compensation Shares and the Warrant Shares are sometimes collectively referred to herein as the "Shares". The Warrants and the Shares are sometimes collectively referred to herein as the "Securities."

          (e) SEC Documents. The Company has furnished the Lender with a true and complete copy of the Company's Report on Form 8-K filed on January 27, 1998, as amended on January 29, 1998 and March 27, 1998, Report on Form 8-K filed on January 28, 1998 as amended on January 29, 1998, Report on Form 8-K filed on March 18, 1998, Report on Form 8-K filed on May 1, 1998, Report on Form 8-K filed on August 5, 1998, Report on Form 8-K filed on September 18, 1998, Report on Form 8-K filed on January 27, 1999, the Company's Form 10-KSB for the fiscal year ended December 31, 1997, Form 10-QSB for the quarterly period ended March 31, 1998, Form 10-QSB for the quarterly period ended June 30, 1998, Form 10-QSB for the quarter ended September 30, 1998 and the Registration Statement on Form SB-2 (No. 333-60761) and the Proxy Statement dated October 16, 1998 (the "Disclosure Documents"). Except as disclosed in the Disclosure Documents, and except in connection with the acquisition of Toledo Pickling Steel and Sales, Inc., since December 31, 1997 the Company has not incurred any material liability except in the ordinary course of its business consistent with past practice, and there has not been any change in the business, financial condition or results of operations of the Company which has had a material adverse effect on the Company. Since January 1, 1997, the Company has filed with the Securities and Exchange Commission (the "SEC") all documents required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. As of their respective filing dates, the Disclosure Documents complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Disclosure Documents, and the Disclosure Documents did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Disclosure Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements are accurate, complete and have been prepared in accordance with


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     the books and records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments that are not material) the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

          (f) Litigation. There is neither pending nor, to the Company's knowledge and belief, threatened any action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject other than routine litigation in the ordinary course of business or which calls into question any of the transactions contemplated by this Agreement.

          (g) Conflict with Other Agreements; Approvals. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or (i) result in any violation of, or default (with or without notice of lapse of time, or both) under, or giver rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") pursuant to any provision of the Articles of Incorporation or By-laws or any organizational document of the Company or (ii) result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") or any other third party is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby.

          (h) Securities Matters. (i) Subject to the accuracy of the representations of the Lender set forth in Section 3.2 hereof, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (the "Securities Act") pursuant to Regulation S as promulgated under the Securities Act.

               (ii) The Company is a "Domestic Issuer" and a "Reporting Issuer," as such terms are defined by Rule 902 of Regulation S. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requirements of either Section 13(a) or 15(d) of the Exchange Act. The Company's Common Stock trades on the OTC Bulletin Board under the symbol CDNO.


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               (iii) The Company has not offered the Securities to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. Person.

               (iv) At the time the buy order was originated, the Company and/or its agents reasonably believed Lender was outside the United States and was not a U.S. Person.

               (v) The Company and/or its agents reasonably believe that the sale of the Securities has not been prearranged with a Lender in the United States.

               (vi) The Company has not conducted any "directed selling efforts" with respect to the Securities nor has Lender conducted any general solicitation (as that term is used in Regulation D under the Securities Act) with respect to the Securities.

               (vii) The Company will issue one or more Certificates representing the Securities in the name of Company with the following restrictive legend set forth below (the "Restrictive Legend") in such denominations to be specified by the Lender:

                    "The Securities represented by this Certificate have not been registered under the United States Securities Act of 1933 (the "Act") and may not be sold, transferred, pledged or otherwise hypothecated by the original holder of the Securities or any subsequent holder unless (a) they are covered by a registration statement or a post-effective amendment thereto under the Act, (b) they are covered by an exemption available under Regulation S promulgated under the Act, or (c) in the opinion of counsel for Company, which opinion shall be reasonably acceptable to the Company, such sale, transfer, pledge or hypothecation is otherwise exempt from the provisions of Section 5 of the Act."

     3.2 Representations and Warranties of each Lender . Each Lender represents and warrants that:

               (a) Authorization. This Agreement constitutes a valid and legally binding obligation of the Lender.

               (b) Investment Representations (i) The Lender is not a "U.S. Person" as defined by Rule 902 of Regulation S, was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act.

               (ii) The Lender is not a "distributor" as defined by Rule 902 of Regulation S.


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              (iii) At the time the purchase order for this transaction was originated, the Lender was physically outside of the United States and such purchase order was not the result of directed selling efforts by the Company in the United States.

               (iv) No offer to purchase the Securities was made by the Lender while in the United States.

               (v) The Lender is purchasing the Securities for its own account for investment purposes and not with a view towards distribution.

               (vi) The Lender acknowledges and agrees that the offer and sale of the Securities by the Company has not been registered under the Securities Act and agrees that all subsequent offers and sales of the Securities will be made (i) outside the United States in compliance with Rule 903 or Rule 904 of Regulations S, (ii) pursuant to registration of the Securities under the Securities Act, or (iii) pursuant to an exemption from such registration. The Lender understands the conditions of the exemption from registration afforded by Regulation S and Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on either exemption. Furthermore, the Lender will not resell the Securities to U.S. Persons or within the United States until after the end of the applicable restricted period under Regulation S or any the applicable restricted period under the Securities Act (the "Restricted Period") other than pursuant to registration of the Securities under the Securities Act or pursuant to an exemption from such registration.

               (vii) The Lender agrees that, at all times after the execution of this Agreement by the Lender and prior to the expiration of the Restricted Period, it will keep its purchase of the Securities confidential, except as required by law and except as necessary in the ordinary course of Lender's business.

               (viii) The Lender understands that the Securities are being offered and sold to it in reliance on specific provisions of United States Federal and States securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the applicability of such provisions. Accordingly, the Lender agrees to notify the Company of any events which would cause the representations and warranties of the Lender to be untrue or breached at any time after the execution of this Agreement by the Lender and prior to the expiration of the Restricted Period.

               (ix) All offering documents received by the Lender include statements to the effect that the Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. Persons during the Restricted Period unless pursuant to registration of the Securities under the Securities Act or pursuant to an exemption from such registration.


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

               (x) The Company did not attempt to, and did not induce Lender to purchase the Securities.

               (xi) The Lender agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Lender contained herein or any sale or distribution of the Securities by the Lender in violation of applicable federal and state securities laws. This indemnification agreement shall survive the closing of this transaction.

               (xii) The Lender has received and reviewed the Company's Disclosure Documents and the Lender or the Lender's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to review the documents provided by the Company and to have all of their questions related thereto satisfactorily answered.

               (xiii) The Lender acknowledges that the Securities are speculative and involve a high degree of risk and the Lender represents that it is able to sustain the loss of the entire amount of its investment.

               (xiv) The Lender (or its members and/or officers) has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Securities.

               (xv) The Lender has received from the Company, and is relying on, no representations (except as set forth in this Agreement) or projections with respect to the Company's business and prospects.

               (xvi) The Lender acknowledges and agrees not to engage in any hedging transactions involving the Securities unless such transactions comply with the Securities Act.

     4.   Registration under the Securities Act of 1933.

     4.1 Registration of Shares. The Company shall promptly prepare and file with the SEC a registration statement on or before March 31, 1999, which registration statement shall include the Shares, and shall thereafter use its best efforts to have such registration statement declared effective as soon as possible and shall ensure that such registration statement remains effective until the earlier of the date on which all the Shares are sold or three years after the initial effective date (the "Effective Period"). The Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective throughout the Effective Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Shares whenever the Lender shall desire to sell or otherwise dispose of the same in whole or in part.


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     4.2  Participation in Registered Offerings ("Piggyback Rights" for Shares).
If the Company at any time after the date of this Agreement and prior to the third anniversary of the date of this Agreement proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8), it will at each such time or times give written notice to each Lender of its intention to do so. Upon the written request of any Lender given within twenty (20) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Shares held by such Lender or Shares obtainable upon conversion of the Warrants and requested to be registered under the Securities Act and any applicable state securities laws; provided, that if the managing underwriter (if any) advises that less than all of the shares to be registered should be offered for sale so as not materially and adversely to affect the price or salability of the offering being registered by the Company, the Lender (but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its shares to be included in the registration statement as required by the underwriter to the extent requisite to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this Section
4.2 is referred to herein as the "Piggyback Registration". The Lenders registration rights more fully set forth in subsection 4.1 hereof are in addition to their "Piggyback Registration" rights. Nothing in this subsection will provide any underwriter of the Company's Common Stock with any veto or other rights under subsection 4.1 hereof.

     4.3 Obligations of each Lender. It shall be a condition precedent to the obligation of the Company to register any Shares pursuant to this Section 4 that each Lender shall furnish to the Company such information regarding the Shares held and the intended method of disposition thereof and any other information concerning the Lender as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company. If after a registration statement becomes effective the Company advises the Lenders that the Company considers it appropriate to amend or supplement the applicable registration statement, each Lender shall suspend further sales of the Shares until the Company advises such Lender that such registration statement has been amended or supplemented.

     4.4 Registration Proceedings. Whenever the Company is required by the provisions of this Section 4 to effect the registration of the Shares under the Securities Act, the Company shall:

               (i) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

               (ii) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

               (iii) Furnish to each Lender and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary


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          prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

               (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as each Lender may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (v) Notify each Lender, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (vi) Notify each Lender promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

               (vii) Prepare and promptly file with the SEC and promptly notify each Lender of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Company shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to the Company.

     4.5 Expenses. With respect to the inclusion of the Shares in a registration statement pursuant to this Section 4, all registration expenses, fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company; provided, however, that each Lender shall bear its own professional fees and pro rata share of the underwriting discount and commissions (if such Shares are included in an underwritten offering). The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky Laws of any jurisdiction in which the securities to be offered are to be registered or qualified.


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


     4.6 Indemnification of the Lender. Subject to the conditions set forth below, in connection with any registration of the Shares pursuant to this
Section 4, the Company agrees to indemnify and hold harmless each Lender, any underwriter for the Company or acting on behalf of the Company and each person, if any, who controls such Lender, within the meaning of Section 15 of the Securities Act, as follows:

               (i) Against any and all loss, claim, damage and expense whatsoever arising out of, based upon or resulting from (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of the Lender expressly for use in connection therewith or arising out of any action or inaction of the Lender ;

               (ii) Subject to the proviso contained in Subsection (i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company; and

               (iii) In no case shall the Company be liable under this indemnity agreement with respect to any claim made against such seller, underwriter or any such controlling person unless the Company shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such persons, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify the Company, if prejudicial in any material respect to the Company's ability to defend such claim, shall relieve the Company from its liability to the indemnified person under this Section 4, but only to the extent that the Company was prejudiced. The failure to so notify the Company shall not relieve the Company from any liability which it may have


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


          otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the sellers or controlling persons, defendants in any suit so brought. In the event the Company elects to assume the defense of any such suit and retain such counsel, the sellers, underwriter or controlling persons, defendants in the suit, shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the sellers, underwriter or controlling persons reasonably believe that there may be available to them any defense or counterclaim different than those available to the Company or that representation of such sellers, underwriters or controlling persons by counsel for the Company presents a conflict of interest for such counsel, then such sellers, underwriter and controlling person shall be entitled to defend such suit with counsel of their own choosing and the Company shall bear the fees, expenses and other costs of such separate counsel.

     5.   MISCELLANEOUS.

     5.1 Assignability; Successors. The provisions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

     5.2 Survival. All agreements, covenants, representations and warranties made by the Company or by the Lender herein shall survive the execution and delivery of this Agreement.

     5.3 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

     5.4 Counterparts: Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

     5.5 Entire Agreement, Amendments. This Agreement and the Exhibits contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings, oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and the Lender. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.6 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:


     if to the Company      Consolidated Capital of North America, Inc.
                            410 17th Street, Suite 400
                            Denver, Colorado  80202
                            Att:   Secretary
                            Tel:   (303) 446-2188
                            Fax:   (303) 446-5972


     with copies to:        Gallagher, Briody & Butler
                            212 Carnegie Center, Suite 402
                            Princeton, New Jersey 08540
                            Att:   Thomas P. Gallagher
                            Tel:   (609) 452-6000
                            Fax:   (609) 452-0090

     if to the Lender:      c/o Jones, Day, Reavis & Pogue
                            555 West Fifth Street, Suite 4600
                            Angeles, California  90013-1025
                            Att:   Shivbir S. Grewal, Esq.
                            Tel:   213-489-3939
                            Fax:   213-243-2539

     5.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                      CONSOLIDATED CAPITAL
                                      OF NORTH AMERICA, INC.


                                      By: /s/ Richard Bailey
                                          --------------------------------------
                                          Richard Bailey
                                          President and Chief Operating Officer


                                      INNOVEST HOLDINGS, LTD.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      ACCPAC HOLDINGS, LTD.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      Schedule I


     Lender                                  Warrants to be Issued
     ------                                  ---------------------
     Innovest Holdings, Ltd.            1,000,000 - Exhibit A Warrants

     Accpac Holdings, Ltd.              1,000,000 - Exhibit B Warrants


     Lender                                    Shares to be Issued
     ------                                    -------------------
     Innovest Holdings, Ltd.                     250,000